LAZARD RETIREMENT SERIES, INC.
             LAZARD RETIREMENT INTERNATIONAL EQUITY SELECT PORTFOLIO

                   Supplement to Prospectus dated May 1, 2002

THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "FUND MANAGEMENT."

         The Principal Portfolio Managers of the Portfolio are Herbert W. Gullquist and John R. Reinsberg (each since inception).



July 11, 2002